UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14(a)-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[X] Preliminary proxy statement.

[ ] Confidential, for use of the

    Commission only (as permitted by

    Rule 14a-6(e)(2)).

[ ] Definitive proxy statement.

[ ] Definitive additional materials.

[ ] Soliciting material pursuant to Section 240.14a-12

UNICO, INCORPORATED

_______________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

______________________________________________________________________________

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

_______________________________________________________________________________

(2) Aggregate number of securities to which transaction applies:

_______________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:

______________________________________________________________________________

(5) Total fee paid:

______________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

______________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule

    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,

    or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

______________________________________________________________________________

(2) Form, Schedule or Registration Statement No.:

______________________________________________________________________________

(3) Filing Party:

______________________________________________________________________________

(4) Date Filed:

______________________________________________________________________________

UNICO, INCORPORATED

8880 Rio San Diego Drive, 8th Floor

San Diego, California  92108

(619) 209-6124

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 20, 2005

Dear Shareholders:

A special meeting of shareholders of Unico, Incorporated, an Arizona corporation (the “Company”), will be held on May 20, 2005 at 10:00 a.m. local time, at a conference room on the third floor of the building where the Company’s offices are located at 8880 Rio San Diego Drive, San Diego, California 92108 for the following purposes:

1. To consider and vote upon a proposal to amend

the Company's Articles of Incorporation:

RECOMMENDED VOTE

a.

To authorize 2,020,000,000 shares of capital

FOR

stock of the Company, of which 2 billion

shares with a par value of $0.001, will

relate to common stock (the “Common Stock”)

and 20,000,000 million shares with a par

value of $0.001, will relate to

preferred stock (the “Preferred Stock”),

with such preferences, limitations and

relative rights as may be determined and

designated in the discretion of the Board

of Directors of the Company; and

b.

To authorize the Board of Directors, in

FOR

its discretion, to effect a reverse stock

split of the Company’s Common Stock at

a ratio of up to one-for-twenty during the

twelve month period following the date of

the Special Meeting of Shareholders.

2. To consider and vote upon a proposal to

FOR

approve the Company’s 2005 Non-Qualified Stock

Option Plan

Only shareholders of record shown on the books of Unico at the close of business on April 18, 2005 will be entitled to vote at the meeting or any adjournment thereof.  Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

You are cordially invited to attend the meeting.  Whether or not you plan to attend the meeting, please sign, date and return your proxy in the return envelope provided as soon as possible.  Please mail your completed and signed proxy before May 12, 2005 so that we will receive it prior to the special meeting of shareholders.  Your cooperation in promptly signing and returning your proxy will help avoid further solicitation expense to Unico.

This notice, the proxy statement and the enclosed proxy are sent to you by order of the board of directors.

/s/ Mark A. Lopez Mark A. Lopez Chief Executive Officer

San Diego, CA
April 18, 2005

UNICO, INCORPORATED,

an Arizona corporation

PROXY STATEMENT

FOR

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 20, 2005

______________________________

INTRODUCTION

Your proxy is solicited by the board of directors of Unico, Incorporated, an Arizona corporation (“Unico” or the “Company”) for use at a special meeting of shareholders to be held on May 20, 2005, and at any adjournment thereof, for the purposes set forth in the attached notice of special meeting.

The cost of soliciting proxies, including preparing, assembling and mailing the proxies and soliciting material, will be borne by Unico.  Directors, officers, and regular employees of Unico may, without compensation other than their regular compensation, solicit proxies personally, by telephone or electronic communication including facsimile and electronic mail.

Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary or other officer of Unico or by filing a new written proxy with an officer of Unico.  Personal attendance at the meeting is not, by itself, sufficient to revoke a proxy unless written notice of the revocation or a subsequent proxy is delivered to an officer before the revoked or superseded proxy is used at the meeting.

Proxies not revoked will be voted in accordance with the choice specified by means of the ballot provided on the proxy for that purpose.  Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the notice of special meeting.  If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter.  Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal.  If a broker returns a “non-vote” proxy, indicating a lack of voting instruction by the beneficial holder of the shares and lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

The mailing address of Unico’s principal executive office is 8880 Rio San Diego Drive, 8th Floor, San Diego, California  92108.  This proxy statement and the related proxy and notice of the special meeting will first be mailed to the shareholders on or about April 20, 2005.

VOTING RIGHTS AND REQUIREMENTS

VOTING SECURITIES

Unico’s Board of Directors has fixed April 18, 2005 as the “Record Date” for determining shareholders entitled to vote at the special meeting. Persons who were not shareholders of record at the close of business on such date will not be allowed to vote at the special meeting.  At the close of business on April 18, 2005, there were approximately 498,427,896 shares of Unico’s Common Stock and 10,000,000 shares of Unico’s Series A Preferred Stock issued and outstanding.  Common Stock has 1 vote per share and Series A Preferred Stock has no voting rights, except for the election of two directors.

Votes cast by proxy or in person at the special meeting will be tabulated by Mark Lopez who has been appointed as the inspector of election prior to the special meeting.  He will also determine whether a quorum is present.  In the event of any abstentions or broker non-votes with respect to any proposal coming before the special meeting, a proxy will be counted as present for purposes of determining the existence of a quorum.  Abstentions and broker non-votes typically will not be counted for purposes of approving any of the matters to be acted upon at the special meeting.  A broker non-vote generally occurs when a broker or nominee who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.  Therefore, abstentions and broker non-votes generally have no effect under Arizona law with respect to the election of directors or other matters requiring the approval of only a majority of the shares of common stock present and voting at the meeting.

REVOCABILITY OF PROXY

You may revoke your proxy at any time prior to the start of our special meeting in three ways:

1.

by delivering a written notice of revocation to Mr. Mark Lopez, the chief  executive officer of Unico, at 8880 Rio San Diego Drive, 8th Floor, San Diego, California  92108;

2.

by submitting a duly executed proxy bearing a later date; or

3.

by attending our special meeting and expressing the desire to vote your common shares in person (attendance at our special meeting will not in and of itself revoke a proxy).

DISSENTERS - RIGHTS OF APPRAISALS

Under Arizona law, shareholders of our common stock are not entitled to dissenter’s rights of appraisal with respect to our proposals.

QUORUM

The presence (in person or by proxy) at the special meeting of the holders of a number of shares of our Common Stock representing more than 249,213,948 votes (in excess of one-half of the number of votes eligible to be voted at the special meeting) will constitute a quorum for transacting business.

VOTE REQUIRED

We are required to obtain the affirmative vote of at least a majority of the voting shares that are present or represented at the special meeting in order to effect the shareholder approvals described herein.

BOARD RECOMMENDATIONS - INSIDERS' INTENT TO VOTE IN FAVOR

Our Board of Directors has determined that each of the proposals is in the best interests of the Company and our shareholders.  Accordingly, the Board of Directors has unanimously approved each proposal and recommends that the shareholders vote in favor of each proposal as well.

Members of our board of directors collectively own 25,630,278 shares of Unico’s common stock, or approximately 5.1% of the votes entitled to be cast at the special meeting.  They have indicated their intentions to vote their shares in favor of each proposal.

SUMMARY HISTORICAL FINANCIAL INFORMATION

The following summary of historical financial data was derived from Unico’s interim unaudited financial statements as of November 30, 2004, as filed on Form 10-QSB with the U.S. Securities and Exchange Commission on February 24, 2005.  The income statement data for the nine months ended November 30, 2004 is not necessarily indicative of results for a full year.  This financial information is only a summary and should be read in conjunction with the financial statements of Unico, including the notes thereto, and other financial information contained in Unico’s Annual Report on Form 10-KSB for the year ended February 29, 2004 and Quarterly Report on Form 10-QSB for the nine months ended November 30, 2004, which information is incorporated by reference in this proxy statement.

Condensed Statements of Operations Data (unaudited)

	For the Nine Months Ended November 30,		For the Three Months Ended November 30,

	2004	2003	2004	2003

Revenue	$-	$-	$-	$-
Loss from Operations	(774,779)	(1,331,897)	(199,982)	(802,862)
Total Other Income(Expenses)	(5,042,371)	(555,837)	(3,229,526)	(152,173)
Net Loss	(5,817,150)	(1,887,734)	(3,429,508)	(955,035)
Net Loss per share	$(0.03)	$(0.02)	$(0.01)	$(0.01)

Condensed Balance Sheet Data

	(unaudited) November 30, 2004	(audited) February 29, 2004

Total current assets	$295,042	$38,358
Total assets	$539,852	$980,511
Total current liabilities	$2,471,661	$2,670,686
Total stockholders' deficit	$(1,931,809)	$(2,238,641)

PRINCIPAL ACCOUNTANTS

Unico expects that one or more representatives of the accounting firm which audits Unico’s financial statements, HJ Associates & Consultants, LLP, will be available at the special meeting of shareholders via telephone and will have the opportunity to make a statement if they desire to do so.  Unico expects they will be available to respond to appropriate questions.

MATTERS TO BE ACTED UPON

INFORMATION REGARDING THE PROPOSALS

1. AMENDMENT TO ARTICLES OF INCORPORATION

The proposal to amend the Company's Articles of Incorporation is described below. A copy of the proposed amendment to the Company’s Articles of Incorporation is attached to this proxy statement as Exhibit A.

a)

AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Purpose: The Company’s Board of Directors has unanimously adopted a resolution seeking shareholder approval to amend the Articles of Incorporation to increase the number of authorized shares of capital stock to 2,020,000,000 shares, 2 billion shares with a par value of $0.001 of which will relate to Common Stock, 20,000,000 million shares with a par value of $0.001 of which will relate to Preferred Stock with such preferences, limitations and relative rights as may be determined and designated in the discretion of the Board of Directors. The Board of Directors believes that this increase in the number of authorized shares is in the best interest of the Company in that it will provide the Company with available shares which could be issued for various corporate purposes, including acquisitions, stock dividends, stock splits, stock options, convertible debt and equity financings, as the Board of Directors determines in its discretion. The Board further believes that the increase in the number of authorized shares of Common Stock will enable the Company to promptly take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of shareholders. The Company presently has no specific plans, arrangements or understandings, either written or oral, to issue any of the additional authorized shares of Common Stock or Preferred Stock, except that:  (a) the Company presently  has outstanding certain convertible debentures and 10,000,000 shares of Series A Preferred Stock, all of which are convertible to shares of the Company’s Common Stock, and some or all of which may be converted to shares of the Company’s Common Stock in the future; and (b) the Company intends to raise significant funds in the future to be used to support the operations of the Company and its subsidiaries and to exercise the option to acquire ownership of the Deer Trail Mine, and the Company will likely issue a substantial number of the Company’s shares of Common Stock for these purposes.

If the proposed amendment is adopted by the shareholders, we plan to file an amendment to our articles of incorporation with the Arizona Corporation Commission, to be effective as soon as practicable following the Special Meeting.

Effect: The issuance by the Company of any additional shares of Common Stock would dilute both the equity interests and the earnings or losses per share of existing holders of the Common Stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of Common Stock will have voting and other rights identical to those of the currently authorized shares of Common Stock. The authorized Preferred Stock will have voting and other rights as determined by the Board of Directors.

No Dissenters' Rights: The holders of the Company's Common Stock are not entitled to dissenters’ rights in connection with the increase in the number of authorized shares. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

RECOMMENDATION OF THE BOARD OF DIRECTORS:  THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO UNICO’S ARTICLES OF INCORPORATION TO EFFECT THE INCREASE IN THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK AND TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO EFFECT THE REVERSE SPLIT.

b)

AMENDMENT OF ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

Purpose: The Board of Directors may subsequently effect the reverse stock split anytime during the twelve months following the date of the Special Meeting of Shareholders based upon any ratio up to a maximum ratio of one-for-twenty, with the exact ratio to be established within this range by the Board of Directors in its sole discretion at the time it elects to effect the split. The Board of Directors believes that the Reverse Split is in the Company’s best interests in that it may increase the trading price of the Common Stock. An increase in the price of the Common Stock should, in turn, generate greater investor interest in the Common Stock, thereby enhancing the marketability of the Common Stock to the financial community. In addition, the resulting reduction in the number of issued and outstanding shares of Common Stock, together with the proposed increase in the number of authorized shares of Common Stock, as discussed below, will provide the Company with additional authorized but unissued shares which could be utilized for future acquisitions or mergers or to otherwise carry out the Company’s business objectives.

Effect: Although the Reverse Split may increase the market price of the Common Stock, the actual effect of the Reverse Split on the market price cannot be predicted. The market price of the Common Stock may not rise in proportion to the reduction in the number of shares outstanding as a result of the Reverse Split. Further, there is no assurance that the Reverse Split will lead to a sustained increase in the market price of the Common Stock. The market price of the Common Stock may also change as a result of other unrelated factors, including the Company's operating performance and other factors related to its business as well as general market conditions. The Reverse Split will affect all of the holders of the Company’s Common Stock uniformly and will not affect any shareholder's percentage ownership interest in the Company or proportionate voting power, except for insignificant changes that will result from the rounding of fractional shares either up or down (see discussion below).

Procedure for Effecting Reverse Split: The Reverse Split of the Company’s Common Stock will become effective at the discretion of the Board of Directors on any date designated by the Board of Directors (the “Effective Date”) within twelve months following the date of the Special Meeting of Shareholders. The Reverse Split will take place on the Effective Date without any additional action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the Reverse Split. New certificates of Common Stock will not be issued.

Fractional Shares: No fractional shares will be issued in connection with the Reverse Split. Shareholders who would otherwise be entitled to receive fractional shares because they hold a number of shares of Common Stock that is not evenly divisible by the ratio selected by the Board of Directors will receive cash for their fractional shares based upon the mean (average) of the closing bid and asked prices of Unico’s common stock on the date that the Reverse Split is implemented.  For example, a shareholder who would be entitled to receive one-fourth of a share would receive one-fourth of the mean (average) of the closing bid and asked prices of Unico’s common stock on the date that the Reverse Split is implemented.

Federal Income Tax Consequences of Reverse Split: The following summary of certain material federal income tax consequences of the Reverse Split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of the Company’s Common Stock are held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a shareholder may vary depending on the facts and circumstances of such shareholder. EACH SHAREHOLDER IS URGED TO CONSULT WITH

SUCH SHAREHOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT.

No gain or loss should be recognized by a shareholder upon the shareholder’s exchange of shares pursuant to the Reverse Split. The aggregate tax basis of the shares received in the Reverse Split will be the same as the shareholder’s aggregate tax basis in the shares exchanged. The shareholder’s holding period for the shares received in the Reverse Split will include the period during which the shareholder held the shares surrendered as a result of the Reverse Split. The Company's views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each shareholder, depending on the state in which such shareholder resides.

No Dissenters’ Rights: The holders of the Company's Common Stock are not entitled to dissenters’ rights in connection with the Reverse Split. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

RECOMMENDATION OF THE BOARD OF DIRECTORS:  THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO UNICO’S ARTICLES OF INCORPORATION TO EFFECT THE INCREASE IN THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK AND TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO EFFECT THE REVERSE SPLIT.

2. APPROVAL OF THE COMPANY’S 2005 NON-QUALIFIED STOCK OPTION PLAN

Purpose: The Board of Directors unanimously voted to approve a 2005 Non-Qualified Stock Option Plan (the “Plan”) that reserved 50,000,000 shares of the Company’s Common Stock for issuance pursuant to the Plan. The option price of each option granted pursuant to the Plan shall be determined by a Committee of the Board of Directors at the time the option is granted, subject to adjustment; provided, however, that in no event shall the option price be less than 100% of the current market value of the underlying shares on the date of grant and the option must expire within 10 years from the date of adoption of the Plan.  The Committee of the Board of Directors shall also determine which of the eligible employees of the Company and its subsidiaries shall be granted options and the number to be granted to each.  Persons eligible to receive options granted under the Plan include any employee (including a director or officer) employed by Unico or its subsidiaries on a full time or part time basis, at the time of an option grant who is compensated for such employment or services.  As of the Record Date, the Company currently has no options outstanding under this plan.  The Company believes that the Plan is in the best interest of the Company as it makes it easier to attract and retain individuals key to the implementation of our business strategy. The Company is seeking shareholder approval for the plan.

Effect: There will be no additional effect on the shareholders of the Company as a result of this action since the Plan is already in effect. The subsequent exercise of stock options granted pursuant to the Plan will cause a dilutive effect to existing shareholders as the number of outstanding shares will be increased. The Company will also receive cash consideration upon the exercise of options equal to the number of options being exercised times the fair market value of the stock on the date the options were granted.

No Dissenters’ Rights:  The holders of the Company’s Common Stock are not entitled to dissenters’ rights in connection with the adoption of the Company’s 2005 Non-Qualified Stock Option Plan. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

RECOMMENDATION OF THE BOARD OF DIRECTORS: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPANY’S 2005 NON-QUALIFIED STOCK OPTION PLAN.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSALS

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposal to amend the Articles of Incorporation or the proposal to approve the Company’s 2005 Non-Qualified Stock Option Plan which is not shared by all other holders of the Company’s Common Stock, with the exception that directors (who also serve as employees) and executive officers may receive options granted pursuant to the plan. See “Security Ownership of Certain Beneficial Owners and Management.”

DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of the following:

COMMON STOCK

As of the Record Date, there were 500 million shares of Common Stock authorized with a stated value of $.10 per share, of which approximately 498,427,896 shares were issued and outstanding, with 572,104 shares authorized but unissued.  Immediately following the approval of the increase in the number of authorized shares of Common Stock, as described previously, there will be 2 billion shares with a par value of $0.001 of Common Stock authorized, of which approximately 498,427,896 will be issued and outstanding and approximately 1,501,572,104 will be authorized but unissued. Each holder of Unico’s Common Stock is entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors.  All voting is non-cumulative, which means that the holder of fifty percent (50%) of the shares voting for the election of the directors can elect all the directors.  The holders of Common Stock are entitled to receive pro rata dividends, when and as declared by the Board of Directors in its discretion, out of funds legally available therefore, but only if all dividends on the Preferred Stock have been paid in accordance with the terms of such Preferred Stock and there exists no deficiency in any sinking fund for the Preferred Stock.

Dividends on the Common Stock are declared by the Board of Directors. The payment of dividends on the Common Stock in the future, if any, will be subordinate to the Preferred Stock and will be determined by the Board of Directors. In addition, the payment of such dividends will depend on the

Company’s financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.

PREFERRED STOCK

As of the Record Date, the Company has 20,000,000 shares of Preferred Stock designated. The Board of Directors has sole discretion in designating the preferences, limitations and relative rights of the Preferred Stock.  The Company presently has one (1) class or series of Preferred Stock outstanding.

Series A Preferred Stock – The Company has ten million (10,000,000) shares of Series A Preferred Stock designated.  Each share of Series A Preferred Stock is convertible into shares of the Company’s Common Stock on a one-for-one (1:1) basis, and the conversion ratio is not affected by forward or reverse stock splits.  The Series A Preferred Stock is non-interest bearing, does not have voting rights and is not entitled to receive dividends.  In the event of a liquidation event, the Series A Preferred Stock automatically converts into Common Stock based on the foregoing formula.  Holders of the Series A Preferred Stock are entitled to elect two (2) persons to the Company’s Board of Directors. As of the Record Date, there were 10,000,000 shares of Series A outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 6, 2005 the beneficial ownership of the Company's Common Stock (i) by any person or group known by the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) by each Director and executive officer and (iii) by all Directors and executive officers as a group. Unless otherwise indicated, the holders of the shares shown in the table have sole voting and investment power with respect to such shares. The address of all individuals for whom an address is not otherwise indicated is 8880 Rio San Diego Drive, 8th Floor, San Diego, California 92108.

Name and Address	Number of Shares Beneficially Owned	Class	Percentage of Class
Mark A. Lopez Chief Executive Officer	5,000,000 5,401,968	Common Series A Preferred	1% 54%
Wayne Ash President	200,000	Common	*
Wayne Hartle Secretary	1,197,000 348,989	Common Series A Preferred	* 4%
Richard Belliston Director	1,233,278	Common	*
Ray Brown Director	18,000,000 3,549,043	Common Series A Preferred	4% 35%
All directors and executive officers (5 persons)	25,630,278 9,300,000	Common Series A Preferred	5% 93%
*Denotes less than 1%

This table is based upon information derived from our stock records. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based upon 498,427,896 shares of common stock and 10,000,000 shares of Series A Preferred Stock outstanding as of April 6, 2005.

AVAILABLE INFORMATION

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the Commission at (202) 942-8090 for further information. Copies of such materials may also be accessed electronically by means of the Commission's home page on the Internet at “http://www.sec.gov.”

OTHER BUSINESS

The board of directors knows of no other matters to be presented at the special meeting.  If any other matter does properly come before the special meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

SHAREHOLDER PROPOSALS

Proposals of shareholders that are intended to be presented at Unico’s next annual meeting of shareholders must have been received by the Company not later than a reasonable time before Unico begins to print and mail its proxy materials under the provisions of Rule 14a-8 of the Securities Exchange Act of 1934.  Unico intends that its next annual meeting of shareholders shall be held in November, 2005.

The person presiding at the next annual meeting of shareholders may refuse to permit to be brought before the meeting any shareholder proposal not made in compliance with Rule 14a-8.

INFORMATION INCORPORATED BY REFERENCE

The SEC allows the Company to incorporate by reference information that the Company files with the SEC.  Unico incorporates by reference the information contained in Unico’s Annual Report to Stockholders on Form 10-KSB for the fiscal year ended February 28, 2004 filed with the SEC on June 17, 2004 and in its Quarterly Report on Form 10-QSB for the quarter ended November 30, 2004 filed with the SEC on February 24, 2005 and filed with this proxy statement.

ANNUAL REPORT AND QUARTERLY REPORT

A copy of Unico’s Annual Report to Shareholders on Form 10-KSB for the fiscal year ended February 28, 2004 and a copy of Unico’s Quarterly Report to shareholders on Form 10-QSB for the three and nine month periods ended November 30, 2004, both including financial statements, accompany this notice of special meeting and proxy statement.

THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED FEBRUARY 28, 2004 AND A COPY OF ITS QUARTERLY REPORT ON FORM 10-QSB FOR THE THREE AND NINE MONTH PERIODS ENDED NOVEMBER 30, 2004 TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST.  REQUESTS SHOULD BE SENT TO MARK LOPEZ, 8880 RIO SAN DIEGO DRIVE, 8TH FLOOR, SAN DIEGO, CALIFORNIA 92108.

Dated: April 20, 2005

San Diego, California

UNICO, INCORPORATED

PROXY FOR SPECIAL MEETING TO BE HELD ON MAY 20, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mark A. Lopez as proxy, with the power to appoint their substitute(s), to represent and to vote all the shares of common stock of Unico, Incorporated, an Arizona corporation (the “Company”), which the undersigned would be entitled to vote, at Unico’s special meeting of stockholders to be held on May 20, 2005 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

SPECIAL MEETING OF SHAREHOLDERS OF

UNICO, INCORPORATED

May 20, 2005

THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Special Meeting of Stockholders of Unico, Incorporated to be held at 10:00 a.m. local time on May 20, 2005, at a conference room on the third floor of the building where the Company’s offices are located at 8880 Rio San Diego Drive, San Diego, California 92108.  Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1.a. and 1.b., AND 2

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1.

a.  Proposal to authorize 2,020,000,000      FOR

  AGAINST

ABSTAIN

shares of capital stock of the

Company, of which 2 billion shares

with a par value of $0.001, will

relate to common stock (the “Common

Stock”) and 20,000,000 million

shares with a par value of $0.001,

will relate to Preferred Stock

(the “Preferred Stock”), with such

preferences, limitations and

relative rights as may be determined

and designated in the discretion of

the Board of Directors of the Company.

 [_]       [_]      [_]

b.  Proposal to authorize the Board of

Directors, in its discretion, to

effect a reverse stock split of the

Company’s Common Stock at a ratio up

to one-for-one hundred during the

twelve month period following the

vote of the Special Meeting of

Shareholders.

 [_]       [_]      [_]

2.  Proposal to approve the Company’s 2005

    Non-Qualified Stock Option Plan.

 [_]       [_]      [_]

3.  To transact such other business as may properly come before the special meeting and any adjournment or adjournments thereof.

    The board of directors recommends you vote “FOR” each of the above proposals.

This proxy when properly executed will be voted in the manner directed above.  In the absence of direction for the above proposal, this proxy will be voted “FOR” that proposal.  Other matters: in their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the meeting.

If you plan to attend the special meeting of shareholders, please mark this box [_]

Dated:________________, 2005

SIGNATURE _____________________________________________________________

NAME (PRINTED) ________________________________________________________

TITLE _________________________________________________________________

Important: Please sign exactly as name appears on this proxy.  When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

EXHIBIT “A”

ARTICLES OF AMENDMENT

to the

ARTICLES OF INCORPORATION
of
UNICO, INCORPORATED

Pursuant to the provisions of the Arizona Code, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:  The name of the corporation is Unico, Incorporated.

SECOND:  Article IV of the Articles of Incorporation is amended in its entirety in the manner prescribed by the Arizona Code so as to read as follows:

ARTICLE IV.  The authorized capital stock of this corporation shall consist of two billion (2,000,000,000) shares of common stock, $0.001 par value, said stock to be paid for at such time and in such manner as the Board of Directors may designate, and twenty million (20,000,000) shares of preferred stock, $0.001 par value, said stock to be issued in such manner and having such preferences, limitations and relative rights as the board of directors may designate, as permitted by the Arizona Code.  Such stock shall be issued as fully paid and shall be forever non-assessable. The judgment of the board of directors as to the value of the property taken, or services rendered in exchange for stock, shall be conclusive in the absence of fraud.  No stockholder shall have pre-emptive rights as to any stock now or hereinafter authorized to be issued, but the issuance of stock shall be in the sole discretion of the Board of Directors.

[Paragraph “THIRD” below, shall only be completed and included if and when Unico’s Board of Directors adopts a Reverse Split.]

THIRD:  That the presently issued and outstanding Common Stock of the corporation, $.001 par value, shall, at __:__ a.m., Eastern Time, on ______________, 2005 (the “Effective Time”), be deemed to be “reverse split,” and in the furtherance thereof, there shall, after the Effective Time, be deemed to be issued and outstanding one (1) share of the Common Stock of the Corporation for and instead of each _____ (_) shares of the Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time.  To the extent that any shareholder shall be deemed after the Effective Time as a result of this Amendment to own a fractional share of Common Stock, such fractional share shall be deemed to be one whole share.  Each shareholder of record as of the Effective Time shall be entitled to receive from the Corporation’s transfer agent a certificate representing the number of shares of the Common Stock to which such shareholder is entitled hereunder up on delivery to the Corporation’s transfer agent of a certificate or certificates representing the number of shares owned by such shareholder of record as of the Effective Time.

FOURTH:  The foregoing amendment was adopted by the vote of the shareholders on May 20, 2005.

FIFTH:  The number of shares of the Corporation outstanding at the time of such adoption was 498,427,896 common shares (1 vote per share) and 10,000,000 Series A Preferred Shares (non-voting); and the number of shares entitled to vote thereon was 498,427,896. The number of shares indisputably represented at the meeting where the vote occurred was _________.

SIXTH:  The number of shares voted for such amendment was _________; and the number of shares voted against such amendment was _____.  _____________ shares abstained.  The number of shares voted for the amendment was sufficient for approval of the amendment.

SEVENTH: The foregoing amendment does not effect an exchange, reclassification or cancellation of shares.

EIGHTH: The amount of stated capital after the amendment is $_______.

Dated this ____ day of May, 2005

UNICO, INCORPORATED

By ________________________  Its President

and _______________________  Its Secretary

STATE OF CALIFORNIA    )

: ss.

COUNTY OF SAN DIEGO   )

I, __________________________, Notary Public, do hereby certify that on this __, day of May, 2005 personally appeared before me Mark A. Lopez who being by me first duly sworn, declared that he is the President of Unico, Incorporated, that he signed the foregoing document as President of the Corporation, and that the statements therein contained are true.

_______________________________

Notary Public

Residing at: _____________________

My Commission Expires: __________

SEC\0577